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 Proxy Season Update  April 2021

 We Value Your Support at Our 2021 Annual Meeting  11   FOR Election of Directors FOR Advisory Vote to Approve the Compensation of our Named Executive Officers FOR Approval of the Company’s 2021 Stock Award and Incentive Plan FOR Approval of the Appointment of an Independent Registered Public Accounting Firm FOR Approval of an Amendment to Company’s Amended and Restated Certificate of Incorporation to Lower the Ownership Threshold for Special Shareholder Meetings to 15%    AGAINST Adoption of a Board Policy that the Chairperson of the Board be an Independent Director AGAINST Shareholder Right to Act by Written Consent AGAINST Lowering the Ownership Threshold for Special Shareholder Meetings to 10%  2021 Bristol Myers Squibb Board Recommendations  Management Proposals  Shareholder Proposals
 Proxy Season  Update  April 2023

 2  Our Mission  To discover, develop and deliver innovative medicines that help patients prevail over serious diseases.  Our Vision  To be the world’s leading biopharma company that transforms patients’ lives through science.  Our Values  Integrity | Innovation | Urgency | Passion | Accountability | Inclusion

 2022 A Year of Strong Performance   Continued to strengthen our diversified portfolio with leading positions in Oncology, Hematology, Cardiovascular and Immunology  Consistent revenues vs. 2021, with 3% growth when adjusted for foreign exchange, driven by robust business performance across our In-Line and New Product Portfolios  Significant pipeline progress with several key regulatory milestones:  launched three new, first-in-class medicines, which have   important expansion opportunities beyond their initial indication  received 21 approvals in the U.S. and other markets (EU, Japan, China), including, among others, Opdualag (U.S., EU), the first PD-1 inhibitor and LAG-3 blocking antibody fixed dose combination for metastatic melanoma, Opdivo for unresectable, advanced or metastatic esophageal cancer (EU), Abecma for relapsed or refractory multiple myeloma (JP), Breyanzi for relapsed or refractory large B-cell lymphoma (U.S., EU), Sotyktu for moderate to severe plaque psoriasis (U.S., JP) and Camzyos for obstructive hypertrophic cardiomyopathy (U.S.)  completed high value submissions, including Opdivo for neo-adjuvant non-small cell lung cancer (EU) and Breyanzi for 2L diffuse large B-cell lymphoma (U.S., EU)  Achieved significant integration milestones for Celgene, MyoKardia and Turning Point, leading to approximatively $3 billion in synergies to date  3  2022 EPS  $ B $  46.2  GAAP Full Year  2022 Total Revenues  2.95*  GAAP Full Year  * GAAP diluted EPS includes the net impact of Acquired IPRD charges and licensing income of ($0.24) in 2022. Acquired IPRD refers to certain in-process research and development (“Acquired IPRD”) charges resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights.

 4  4  $46.2B  Total Revenues in 2022  Completed Key Business Development Transactions  Including the acquisition of Turning Point Therapeutics  21 Approvals  (18 approvals in the U.S., EU & JP; 3 approvals in CN)  50+ Early-stage assets  3 First-in-class assets approved in 2022  Balanced Capital Allocation Strategy  $13.1B in cash flow from operating activities  Reduced debt by ~$5B  Increased dividend by 10.2%,   marking the 13th annual increase  $8B share repurchase  * In-Line Products include Eliquis® (apixaban), Empliciti® (elotuzumab), Opdivo® (nivolumab), Orencia® (abatacept), Pomalyst® (pomalidomide), Sprycel® (dasatinib) and Yervoy® (ipilimumab).  ** New Product Portfolio includes Abecma® (idecabtagene vicleucel), Breyanzi® (lisocabtagene maraleucel), Inrebic® (fedratinib), Onureg® (azacitidine tablets), Reblozyl® (luspatercept-aamt), Zeposia® (ozanimod), Sotyktu® (deucravacitinib), Camzyos® (mavacamten) and Opdualag® (nivolumab and relatlimab-rmbw).  *** Recent LOE Products include products with significant decline in revenue from the prior reporting period as a result of a loss of exclusivity.   † GAAP and non-GAAP diluted EPS include the net impact of Acquired IPRD charges and licensing income of ($0.24) in 2022 and ($0.40) in 2021. A reconciliation of GAAP to non-GAAP measures can be found on our website at bms.com. See “Quarterly package of financial Information” available on bms.com/investors for information on the list of specified items excluded from Non-GAAP EPS.  Delivering Sustainable Growth & Innovation  $33.3B  in In-Line Products*   net sales compared to $31.3B in 2021  $2.0B  in New Product Portfolio**  net sales compared to $1.1B in 2021  $10.8B  in Recent LOE Products***  net sales compared to $14.0B in 2021  $2.95  GAAP diluted EPS†  (5%) versus 2021  $7.70  Non-GAAP diluted EPS†  +8% versus 2021  Continued Pipeline Progress  Strong Commercial Performance

 Our Commitment to Sustainability  5  Embracing environmental stewardship  Environment  2024  Science-based emissions reduction targets established  2030  100% renewable electricity  2040  Net neutral GHG  100% EV fleet  100% equitable water use  Zero waste to landfill  Promoting product quality & safety  Cultivating diversity, equity & inclusion  Ensuring health equity, patient access & innovation  Social  2021  ≥ 25% new clinical trial sites in diverse metro areas  2022  Gender parity at executive level (VP+) globally  2X representation for Black/African American & Hispanic/Latino executives (VP+) in the U.S.  2025  $1B global spend with diverse suppliers  Workforce Representation & Supplier Diversity Goals  Maintaining highest ethics, integrity & compliance  Upholding Board oversight & accountability  Governance  Experienced & diverse Board   Board oversight of strategy & key enterprise risks  64% female & ethnically diverse directors (2022)  Shareholder rights  Regular shareholder engagement  Proxy access   Special meeting right (15%)  Key Priorities  Concrete Commitments  Key Priorities  Concrete Commitments  Key Priorities  In 2022, BMS published its second Environmental, Social and Governance (ESG) Report, which can be accessed at the following link: https://www.bms.com/assets/bms/us/en-us/pdf/bmy-2021-esg-report.pdf.

 Supplier Diversity  Employee Giving  Workforce Representation  Goals  Clinical Trial Diversity  Reach underserved communities in urban and rural U.S. geographies; train and develop 250 new investigators   Identify and activate under-utilized sites in the most racially and ethnically diverse metro areas in the U.S. (e.g., locate at least 25% of new clinical trial sites in diverse metro areas by 2021)  Health Disparities  Accelerate disease awareness and education programs with at-risk patients; improve access to care; advocate for policies that promote health equity  Award $50 million in U.S. health equity grants in BMS therapeutic areas by the end of 2025  Spend $1 billion globally by 2025 with Black/African American and other diverse-owned businesses  Achieve gender parity at the executive level (VP+) globally and double representation from June 2020 levels of both Black/African American executives (VP+) (3.0% to 6.0%) and Latino/Hispanic executives (VP+) (3.7% to 7.4%) in the U.S. by year-end 2022  Provide a 2-to-1 match through the Bristol Myers Squibb Foundation for U.S. and Puerto Rico employee donations to organizations that promote health equity and nondiscrimination.  Our Inclusion & Diversity Representation Goals and Health Equity Commitments**  6  **New aspirational representation goals & health equity commitments announced in March 2023: (i) increase representation of executives at the executive director and above level (ED+) in the U.S. for (A) Black/African American to 10% and (B) Hispanic/Latino to 11%, by 2025; and (ii) an additional investment of $10 million in grant funding to 17 U.S. organizations focused on addressing social determinants of health.

 Bristol Myers Squibb and the Bristol Myers Squibb Foundation:Inclusion & Diversity impact by the numbers  U.S. executive representation by race/ethnicity2  6.1%of U.S. executives were Black/African American at year-end 2022, an increase from 3.0%, just exceeding goal of 6%  6.1%  of U.S. executives were Latino/Hispanic at year-end 2022, an increase from 3.7%, just below goal of 7.4%  2 Our goal was to double representation from June 2020 levels of both Black/African American executives, i.e., Vice President or higher, and Latino/Hispanic executives in the U.S. by year-end 2022.  Global executive gender parity1  48.7%of global executives were women at year-end 2022, a 10% increase from 38.9% in two years, just below the goal of 50%  1 Our goal was to achieve gender parity at the executive level, i.e., Vice President or higher, globally by year-end 2022.  Diversity in clinical trials: Bringing clinical trials to diverse communities  58%  of U.S. clinical trial sites were located in highly diverse communities in 2022, surpassing our initial goal of 25%  Addressing health disparities in the U.S.  ~$100M  across 481 grants, reaching more than 10 million people, was awarded to support the health disparity efforts of non-profit organizations and external partners since 2020  Supplier diversity spending  ~$1B  in spending through 2022 with diverse-owned businesses that create jobs and generate positive economic impact in diverse communities ahead of 2025 goal  63%  growth in spend with diverse-owned businesses between 2019 and 2022  Bristol Myers Squibb Foundation3 Diversity in Clinical Trials Award Program  $100M   used to establish Bristol Myers Squibb Foundation's Robert A. Winn Diversity in Clinical Trials Award Program currently training 114 early-stage investigator physicians and providing immersive experience in community-based clinical research to 44 medical students   $45Macross 32 grants to advance health equity in cancer, cardiovascular disease, and immunology  Bristol Myers Squibb Foundation Employee Giving Program  ~$1M  awarded to social justice organizations (September 2020 – December 2022)  Our Important Progress Delivering on Key Initiatives  7  3 Bristol Myers Squibb donates to the Bristol Myers Squibb Foundation, an independent charitable organization.

 8  Board Accountability and Shareholder Rights  Regular shareholder engagement  Annual election of Directors  Majority voting standard for election of Directors  Robust Lead Independent Director role  Limit on public company board memberships for BMS Directors (4)  Limit on total board memberships for sitting CEO (2)  Proxy access shareholder right  Ability to call special meetings (15%)  Extensive related party transaction policies and procedures  No supermajority voting provisions for common stockholders  No stockholder rights plan  Semi-annual political contributions disclosures  Committed to Sound Corporate Governance

 Board Well-Equipped to Support Company Strategies  9  Audit: Audit Committee   CDCG: Committee on Directors & Corporate Governance  CMDC: Compensation & Management Development Committee   S&T: Science & Technology Committee  (c): Committee Chair  * = New Since 2022  Giovanni Caforio, M.D.   More than 20 years of experience at Bristol-Myers Squibb, including previous role as COO  Theodore R. Samuels  Retired President of Capital Guardian Trust Company  Committees: CDCG (c), Audit  Peter J. Arduini  President and Chief Executive Officer at GE Healthcare  Committees: CMDC, S&T  Deepak L. Bhatt, M.D., M.P.H.*  Director of Mount Sinai Heart and the Dr. Valentin Fuster Professor of Cardiovascular Medicine at the Icahn School of Medicine   Committees: S&T, CMDC  Paula A. Price  Former Executive Vice President and CFO of Macy's, Inc.  Committees: Audit, CDCG  Karen H. Vousden, Ph.D.   Principal Group Leader at the Francis Crick Institute in London  Former Chief Scientist at Cancer Research UK   Committees: S&T, CMDC  Gerald L. Storch  Chief Executive Officer of Storch Advisors  Former CEO of Hudson’s Bay Company  Committees: CMDC (c), CDCG  Phyllis R. Yale  Advisory partner with Bain & Company  Committees: Audit, CDCG  Derica W. Rice  Former Executive Vice President of CVS Health and President, Pharmacy Benefits Business of CVS Caremark  Former Executive Vice President of Global Services and CFO of Eli Lilly and Company  Committees: Audit (c), CMDC  Manuel Hidalgo Medina,  M.D., Ph.D.  Professor of Medicine and Chief of Division of Hematology and Medical Oncology at Weill Cornell Medical College  Committees: CDCG, S&T  Julia A. Haller, M.D.  Ophthalmologist-in-Chief of Wills Eye Hospital   Professor and Chair of the Dept. of Ophthalmology at Sidney Kimmel Medical College   Committees: CDCG, S&T (c)  Board Chair & CEO  Lead Independent Director  BOARD REFRESHMENT  New Directors over the past three years  4  AGE DISTRIBUTION  Average Age of Directors (years)  62  4 Directors  5-10 years  6 Directors  <5 years  1 Director  >10 years  Average Tenure (years)  4.9  DIRECTOR TENURE

 Caforio  Samuels  Arduini  Bhatt  Haller  Hidalgo Medina  Price  Rice  Storch  Vousden  Yale  KEY SKILLS & EXPERIENCE  Healthcare  Experience in relevant areas within the healthcare industry, including science, manufacturing, regulatory compliance, payer dynamics, and working with health care providers  ü  ü  ü  ü  ü  ü  ü  ü  ü  ü  Science/Technology/Innovation  Relevant scientific expertise in the healthcare industry, and experience in the use of innovative, digital technologies in the discovery, development and delivery of medicines  ü  ü  ü  ü  ü  ü  ü  ü  Financial  Experience in corporate finance, and financial reporting and internal controls at a large organization  ü  ü  ü  ü  ü  ü  ü  ü  Risk Management  Experience managing critical enterprise risks  ü  ü  ü  ü  ü  ü  ü  ü  Sales & Marketing  Experience in commercialization, digital advertising, marketing and brand development  ü  ü  ü  ü     ü  International  Experience leading a complex global organization or understanding different regulatory and commercial requirements  ü  ü  ü  ü  ü  ü  ü  ü     Public Company CEO/CFO  Experience serving as a CEO/CFO at a public or private company  ü  ü     ü  ü  ü        Academia/Non-Profit  Experience as professor, researcher or leader at a large university or non-profit organization     ü  ü  ü  ü        ü  ü  BACKGROUND  Age (years)  58  68  58  55  68  55  61  58  66  65  65  Tenure (years)  8.9  6.2  7.1  0.9  3.4  1.9  2.7  2.7  11.3  5.3  3.4  Overview of 2023 Director Nominees Skills, Age & Tenure

 Executive Compensation Supporting our Strategy  11  Continued Commitment to our Compensation Philosophy and Structure  Pay for Performance  A substantial proportion of our executives’ pay is variable, at-risk based on our financial and operational results and delivered in the form of equity, supporting alignment over the long term between our executives and our shareholders  Competitive Pay Program  Attracts, retains, and incentivizes talented executives capable of leading our business in a highly complex and competitive environment  1  2  CEO target compensation between the median & 75th percentile of our primary peer group  91% of target pay is performance-based  77% of target pay deliveredin long-term equity incentives with multi-year vesting  2022 Target Total CEO Compensation  100% performance-based annual and long-term incentives  Caps on payouts under annual and long-term incentive award programs  Robust share ownership and share retention guidelines  Neutralize share buyback impact on share-denominated compensation metrics  Robust recoupment and clawback policies  Regular shareholder engagement  “Double-trigger” change-in-control agreements  No guaranteed incentive with our Named Executive Officers  Prohibition on speculative and hedging transactions  Prohibition on pledging shares and holding them in a margin account  Proactively eliminate windfall gain potential  No employment contracts with our Named Executive Officers  Prohibition on re-pricing or backdating of equity awards  Minimal perquisites to our Named Executive Officers  Sound Compensation Governance Practices  91%Performance-based

 2022 Compensation Plan: Supports Revenue Renewal & Execution of Core Strategy*  12  Base Salary  Annual Incentive (Paid in cash)  Allows us to attract and retain talent in a highly competitive labor market  Based on specialized qualifications, experience and role impact, and pay levels of comparable positions within peer group  Salary increases based on competitive market, individual performance and size of company wide annual budget  Company Performance Factors  Individual Performance Factor  EPS  (30%)  Critical measure of annual profitability, aligning our employees with our shareholders  Committee judgment applied against pre-defined and measureable operational, financial, and strategic objectives  Clear performance objectives are set at the beginning of each year to align with our company’s goals  Executives are assessed on “Results” and demonstration of “Values” – assessments are used as the basis for making individual compensation decisions  Revenues  (20%)  Foundation of long-term sustainable growth and competitive superiority  New Product Portfolio (15%) New for 2022  Increases focus on strategic priority of revenue renewal   Pipeline  (25%)  Near-Term Value   Have evolved to:  Drive improved decision-making and operational rigor   Ensure alignment with combined company’s portfolio  Long-Term Growth Potential  Qualitative Overlay  ESG Scorecard  (10%) New for 2022  Aligned to our commitments on sustainability and social impact  Important component of attracting specialized talent  Rewards creation of incremental shareholder value  Provides a mix of short, medium and long-term performance periods  Multi-year vesting helps to promote retention while maintaining pay-for-performance link  Long-Term Incentive  (Paid in shares)  Performance Share Units (60%)  Market Share Units (40%)  Rewards the achievement of financial goals and further aligns executive compensation with the interests of our shareholders — Operating Margin (25%), Total Revenues (40%) and relative Total Shareholder Return (35%), each measured over an applicable three-year performance period.  *Purple indicates changes implemented during 2022.

 We Value Your Support at Our 2023 Annual Meeting  13  FOR Election of Directors  FOR Advisory Vote to Approve the Compensation of our Named Executive Officers  FOR ONE YEAR Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers  FOR Ratification of the Appointment of an Independent Registered Public Accounting Firm  AGAINST Shareholder Proposal on the Adoption of a Board Policy that the Chairperson of the Board be an Independent Director  AGAINST Shareholder Proposal on a Workplace Non-Discrimination Audit  AGAINST Shareholder Proposal on Special Shareholder Meeting Improvement  2023 Bristol Myers Squibb Board Recommendations  Management Proposals  Shareholder Proposals

 We Value Your Support at Our 2023 Annual Meeting (continued)  14  Shareholder Proposal on  Workplace Non-Discrimination Audit  After careful consideration, the Board believes the proposal is not in the best interests of the Company and its shareholders.   Our dedication to building and prioritizing a diverse workforce and highlighting our employee’s differences gives us access to a broad range of scientific and business insights, strengthens our competitive advantage, and helps us achieve our patient-centered mission most effectively and efficiently.  Our Inclusion & Diversity representation goals and Health Equity commitments are designed to address systemic inequities in health equity and drive meaningful change. In 2022, we made significant progress, nearly reaching gender parity at our executive level globally and increasing executive representation of both Black/African American employees and Latino/Hispanic employees in the U.S.   The proponent mischaracterizes the Company’s efforts and the means by which it seeks to achieve them by suggesting that the Company’s policies are discriminatory. The opposite is true. BMS has been and will continue to be an equal opportunity employer. To assure full implementation of our EEO policies, we take steps to assure that:  Persons are recruited, hired, assigned, and promoted without regard to race, ethnicity, national origin, religion, age, color, sex, sexual orientation, gender identity or expression, disability, or protected veteran status, or any other characteristic protected by local, state, or federal laws, rules, or regulations;  All other employee actions, such as compensation, benefits, transfers, layoffs and recall from layoffs, access to training, education, tuition assistance and social recreation programs are administered without regard to race, ethnicity, national origin, religion, age, color, sex, sexual orientation, gender identity or expression, disability, or protected veteran status, or any other characteristic protected by local, state, or federal laws, rules, or regulations; and  Employees and applicants shall not be subjected to harassment, intimidation, threats, coercion or discrimination because they have: (1) filed a complaint; (2) assisted or participated in an investigation, compliance review, hearing or any other activity related to the administration of any federal, state or local law requiring equal employment opportunity; (3) opposed any act or practice made unlawful by any federal, state or local law requiring equal opportunity or (4) exercised any other right protected by federal, state or local law requiring equal opportunity.  In addition, we are committed to maintaining a work environment where people can ask questions, voice concerns, and make appropriate suggestions regarding business practices.  After careful consideration, the Board believes the proposal is not in the best interests of the Company and its shareholders.  The Board believes different board structures are appropriate for the Company at different times. Over the last two decades, the Board has had different leadership structures depending on the needs of the Board and the company at the time.  At our 2017 annual meeting, our CEO, Dr. Giovanni Caforio, was elected to become Chairman of the Board. The Board took numerous factors into account in approving this structure. These included:  Shareholder interests are best served when the Board has the flexibility to make leadership choices that reflect the Company’s needs and circumstances at any given time;  Eliminating this flexibility is unnecessarily rigid and would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Board Chair;  The strong roles played by our Lead Independent Director and the independent chairs of each of our key Board committees, and other corporate governance practices, already provide the independent leadership and management oversight requested by this proposal; and  The independence-protecting features of our corporate governance policies and practices, including 91% director independence, fully independent Board committees, continued Board refreshment, regular executive sessions with the independent directors and independent evaluation of CEO performance.  The Board believes having Dr. Caforio serve in both roles effectively drives future strategy and decision-making for the Company and ensures that the Company presents its message and strategy to all stakeholders with a unified voice. Dr. Caforio not only has extensive industry experience but also deep institutional knowledge of the Company. His breadth of knowledge and deep understanding of our evolving industry, reinforces the Board’s belief that having the Chief Executive Officer serve as Board Chair is highly advantageous for the Company at this time.  Shareholder Proposal on the Adoption of a Board policy that the   Chairperson of the Board be an Independent Director  Accordingly, our Board recommends a vote AGAINST these shareholder proposals.

 We Value Your Support at Our 2023 Annual Meeting (continued)  15  After careful consideration, the Board believes the proposal is not in the best interests of the Company and its shareholders.  The Company is committed to high standards of corporate governance, including taking steps to achieve greater transparency and accountability to our shareholders. As such, at 2021 Annual Meeting, the Board gave shareholders the direct opportunity to vote and they overwhelmingly approved an amendment to the Company’s Certificate of Incorporation to reduce the special meeting ownership threshold from 25% to 15%. At the same meeting, shareholders explicitly rejected a proposal to set the special meeting standard at 10% of the outstanding shares.  Requiring that a shareholder be a shareholder of record to call a special meeting does not foreclose their ability to participate in calling a special meeting.  A beneficial owner may become a shareholder of record by notifying their bank or broker, as the record holder, and having the bank or broker submit a letter on the beneficial owner’s behalf. A beneficial owner could also elect to register their shares directly with the transfer agent. Simply because a shareholder holding in street name must instruct his or her broker, in accordance with customary procedures, to participate in calling a special meeting does not, in any way, prevent the shareholder from participating in the calling of the special meeting;   Our advance notice requirements for nominating non-Company directors and submitting other proposals for consideration at annual meetings, as set forth in our Bylaws, are also limited to shareholders of record. Similarly, the Delaware General Corporation Law also provides shareholders of record with certain exclusive rights, such as notice of certain events or occurrences, voting on specific matters, etc. We believe this approach facilitates an orderly, efficient proposal process, as well as allows for ease of notice and for shareholders with an economic interest in the Company to voice their opinion on matters affecting the Company.  Shareholder Proposal on   Special Shareholder Meeting Improvement  Accordingly, our Board recommends a vote AGAINST this shareholder proposal.

 Forward-Looking Statements & Non-GAAP Financial Information  This presentation contains statements about the Company’s future financial results, plans, business development strategy, anticipated clinical trials results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed.  In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise.  This presentation includes certain non-generally accepted accounting principals (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results.   The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly–filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at www.bms.com/investors.  16

 We Value Your Support at Our 2021 Annual Meeting (continued)  12  Management Proposal on the Approval ofCompany’s 2021 Stock Award and Incentive Plan  The 2021 Plan is an “omnibus” plan, authorizing a variety of equity award types as well as cash incentive awards. The 2021 Plan is similar in scope to our existing 2012 Stock Award and Incentive Plan. We intend that the 2021 Plan will replace the 2012 Plan, under which the authorization to grant awards is set to expire in 2022. Our Board and Compensation and Management Development Committee seek shareholder approval of the 2021 Plan so that awards under the Plan can help us:Attract, retain and motivate officers, employees, directors, and other service providers to Bristol Myers Squibb and its subsidiaries and affiliates,Provide competitive compensation opportunities, Reward achievement of our business goals, and Promote creation of long-term value for shareholders by closely aligning the interests of Plan participants with the interests of shareholders.The Board and the Committee believe that awards linked to common stock and awards with terms tied to our performance provide incentives for the achievement of important performance objectives and promote the long-term success of Bristol-Myers Squibb. Therefore, the 2021 Plan is expected to be an integral part of our overall compensation program.   Accordingly, our Board recommends a vote FOR these management proposals  Management Proposal on Approval of an Amendment to Company’s Amended and Restated Certificate of Incorporation to Lower the Ownership Threshold for Special Shareholder Meetings to 15%  We are committed to high standards of corporate governance, including taking steps to achieve greater transparency and accountability to our shareholders. As such, at this Annual Meeting, the Board is asking shareholders to approve an amendment to the Company’s Certificate of Incorporation to reduce the percentage of outstanding shares required for shareholders to call a special meeting from 25% to 15%. The Board has determined to take this action following extensive engagement with our shareholders and an evaluation of our strong corporate governance policies and practices, including the many ways shareholders are able to contact the Board and senior management on important matters outside of the annual meeting cycle. The Board believes that a 15% threshold strikes an appropriate balance between enhancing shareholder access and minimizing the potential harms associated with allowing a small number of shareholders with special interests to call special shareholder meetings.The Proposed Charter Amendment is binding. If this proposal is approved by the holders of a majority of the outstanding shares of the company, a Certificate of Amendment to our Certificate of Incorporation to implement the Proposed Charter Amendment will be filed with the Secretary of State of the State of Delaware.